Schedule of Investments April 30, 2022 (Unaudited)
Coho Relative Value Equity Fund

	Shares	Value
COMMON STOCKS - 96.6%
Communication Services - 1.8%
Walt Disney*	153,287	$17,111,428

Consumer Discretionary - 13.2%
Dollar General	207,141	49,202,202
Lowe's Companies	186,167	36,810,801
Ross Stores	390,060	38,916,286
		124,929,289
Consumer Staples - 21.2%
Coca-Cola	499,542	32,275,409
Conagra Brands	743,648	25,975,625
JM Smucker	153,894	21,072,705
Kroger	403,332	21,763,795
Mondelez International	372,835	24,040,401
Philip Morris International	271,966	27,196,600
Sysco	555,455	47,480,293
		199,804,828
Energy - 3.3%
Chevron	197,188	30,893,444

Financials - 10.0%
Marsh & McLennan Companies	200,840	32,475,828
State Street	399,712	26,768,713
U.S. Bancorp	722,535	35,086,299
		94,330,840
Health Care - 29.1% #
AmerisourceBergen	286,583	43,357,142
Amgen	129,347	30,162,427
CVS Health	456,648	43,897,572
Johnson & Johnson	218,696	39,465,880
Medtronic PLC	284,264	29,665,791
Perrigo PLC	580,984	19,927,751
Thermo Fisher Scientific	52,110	28,812,661
UnitedHealth Group	76,123	38,712,352
		274,001,576
Industrials - 8.9%
Stanley Black & Decker	160,576	19,293,206
United Parcel Service - Class B	162,525	29,251,249
W.W. Grainger	71,785	35,894,654
		84,439,109
Information Technology - 9.1%
Automatic Data Processing	92,016	20,076,051
Global Payments	242,570	33,227,239
Microchip Technology	492,517	32,112,108
		85,415,398
Total Common Stocks
(Cost $745,249,803)		910,925,912

SHORT-TERM INVESTMENT - 3.3%
U.S. Bank N.A., 0.05% ^
(Cost $31,676,231)	31,676,231	31,676,231

Total Investments - 99.9%
(Cost $776,926,034)		942,602,143
Other Assets and Liabilites, Net - 0.1%		483,386
Total Net Assets - 100.0%		$943,085,529

PLC - Public Limited Company
*	Non-income producing.
#
As of April 30, 2022, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2022.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$910,925,912	$–	$–	$910,925,912
Short-Term Investment	31,676,231	–	–	31,676,231
Total Investments in Securities	$942,602,143	$–	$–	$942,602,143

Refer to the Schedule of Investments for further information on the classification of investments.